UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2026, in furtherance of its succession planning efforts, the Board of Directors (the “Board”) of Century Communities, Inc. (the “Company”) elected James Francescon as President of the Company, effective as of January 1, 2027, succeeding Robert J. Francescon in that role, who will continue to serve as the Company’s Chief Executive Officer. In addition, in connection therewith, the Board determined that, effective as of January 1, 2027, Robert J. Francescon will become the Company’s sole principal executive officer as opposed to both Robert J. Francescon and Dale Francescon, the Company’s Executive Chairman, remaining co-principal executive officers of the Company.

James Francescon, age 37, has been with the Company for over seven years. He currently serves as Executive Vice President, Corporate Operations, a position he has held since November 2023, and from September 2021 to December 2024 also served as President, Century Living. Prior to serving as President of Century Living, he served as Corporate Vice President from April 2019 to September 2021. James Francescon possesses a broad background in all facets of operating a real estate company and has had responsibility for the acquisition, financing, development, construction, sale, and management of various residential projects, including land development, single-family homes, townhomes, condominiums, and apartments. Prior to joining the Company, James Francescon worked in private equity at GoldPoint Partners, a subsidiary of New York Life Investments, and in investment banking at J.P. Morgan Securities LLC. James Francescon holds a Bachelor of Science in Business Administration with concentration in Finance and Real Estate and a Master of Science in Finance from the University of Denver. Mr. Francescon also serves as a Trustee of the University of Denver, Children’s Hospital Colorado Foundation, and ACE Scholarships Colorado.

In connection with his promotion, the Compensation Committee of the Board (the “Compensation Committee”) approved an employment agreement between the Company and James Francescon pursuant to which, effective as of January 1, 2027, he will receive an annual base salary of $750,000, a target annual bonus opportunity equal to at least 200% of his annual base salary, eligibility to receive equity awards from time to time, reimbursement of term life insurance premiums and an automobile and cell phone allowance, and certain severance protections if his employment with the Company is terminated under certain circumstances, including a termination by the Company without cause or by James Francescon for good reason, as defined and set forth in a written employment agreement to be effective as of January 1, 2027 documenting these compensation terms and other aspects of his employment, including customary confidentiality provisions, as well as non-competition and non-solicitation provisions. The employment agreement will have an initial five-year term and provide for automatic one-year extensions thereafter. In addition, the Compensation Committee granted James Francescon, effective as of November 4, 2026, under the stockholder-approved Century Communities, Inc. 2022 Omnibus Incentive Plan a promotional restricted stock unit (“RSU”) award covering 35,008 shares of the Company’s common stock, which RSU award will vest in three equal annual installments from the date of grant, conditioned upon James Francescon remaining continuously employed by or providing services to the Company or any subsidiary of the Company through the applicable vesting date.

Also, in connection with the promotion, the Compensation Committee approved an aircraft time sharing agreement between the Company and James Francescon, which will govern any personal use by him of the Company’s aircraft and reimbursement for the costs of any such use.

As is standard and customary, the Company will enter into a written indemnification agreement with James Francescon, in substantially the form as entered into with the Company’s directors and other executive officers, pursuant to which the Company will agree to indemnify James Francescon to the fullest extent permitted under Delaware law against liabilities that may arise by reason of his service to the Company and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified.

Except as described in this report, there are no other arrangements or understandings between James Francescon and any other person pursuant to which James Francescon was selected as President of the Company and no other material plan, contract or arrangement (or material amendment thereto) to which James Francescon is a party or in which he participates that was or will be entered into and no grant or award to him or modification thereto, under any such plan, contract or arrangement in connection with his election as President of the Company. James Francescon is the son of Robert J. Francescon, the Company’s current Chief Executive Officer, and until January 1, 2027, President, and the nephew of Dale Francescon, the Company’s Executive Chairman. James Francescon has no other “family relationships,” as that term is defined in Item 401(d) of SEC Regulation S-K, with any other executive officer or any director of the Company. There have been no related party transactions since the beginning of the Company’s last fiscal year, or transactions currently proposed, regarding James Francescon or his immediate family members or affiliated entities that are required to be disclosed by Item 404(a) of Regulation S-K, except as described in this report and other than compensation as previously described in the Company’s most recent definitive proxy statement as filed by the Company with the Securities and Exchange Commission on March 25, 2026 in connection with the Company’s 2026 Annual Meeting of Stockholders.

The foregoing summary descriptions of the employment agreement, RSU award agreement, aircraft time sharing agreement, and indemnification agreement with James Francescon, are qualified in their entirety by reference to the complete text of the agreements, which employment agreement and aircraft time sharing agreement will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2026, and which forms of RSU award agreement and indemnification agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.
Regulation FD Disclosure.

The Company announced the election of James Francescon as President of the Company in a press release issued on November 9, 2026, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description

10.1
Form of Employee Restricted Stock Unit Award Agreement for use with the Century Communities, Inc. 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.3 to Century Communities, Inc.’s Current Report on Form 8-K filed with the SEC on May 5, 2022 (File No. 001-36491))

10.2
Form of director and officer indemnification agreement between Century Communities, Inc. and each director and officer (incorporated by reference to Exhibit 10.1 to Century Communities, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (File No. 001-36491))

99.1	Press release dated November 9, 2026 announcing the election of James Francescon as President (furnished herewith)

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026	CENTURY COMMUNITIES, INC.

	By:	/s/ J. Scott Dixon
	Name:	J. Scott Dixon
	Title:	Chief Financial Officer